- INCOME TAXES	3 Months Ended
Mar. 31, 2016
- INCOME TAXES (Tables) [Abstract]
- INCOME TAXES

NOTE 9 - INCOME TAXES

As of March 31, 2016 and December 31, 2015, the Company had net operating loss carry forwards of approximately $17,224 and $8,978 that may be available to reduce future years' taxable income in varying amounts through 2031. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following:

	March 31, 2016	December 31, 2015
Federal income tax benefit attributable to:
Current Operations	$ 2,803	$ 3,018
Less: valuation allowance	(2,803)	(3,018)
Net provision for Federal income taxes	$ 0	$ 0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

	March 31, 2016	December 31, 2015
Deferred tax asset attributable to:
Net operating loss carryover	$ 5,856	$ 3,053
Less: valuation allowance	(5,856)	(3,053)
Net deferred tax asset	$ 0	$ 0

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $17,224 as of March 31, 2016 compare to $8,978 as of December 31, 2015 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.